                                                                 EXHIBIT 99.1(n)


                               THE BENCHMARK FUNDS

             AMENDMENT NO. 14 TO AGREEMENT AND DECLARATION OF TRUST

                         Termination of Series of Trust

     THE UNDERSIGNED, constituting all the Trustees of The Benchmark Funds, a Massachusetts business trust (the "Trust"), acting pursuant to and in accordance with Article VII, Section 7.3 of the Trust's Agreement and Declaration of Trust dated July 15, 1982, as further amended, do hereby terminate and abolish the California Municipal Portfolio as a series of the Trust effective July 11, 1995. Nothing herein shall effect the other series of the Trust.

     WITNESS our hands this 11th day of July, 1995.

                                            /s/ William H. Springer
                                            ------------------------------------
                                            William H. Springer

                                            /s/ James J. Gavin, Jr.
                                            ------------------------------------
                                            James J. Gavin, Jr.

                                            /s/ William B. Jordan, III
                                            ------------------------------------
                                            William B. Jordan, III

                                            /s/ Frederick T. Kelsey
                                            ------------------------------------
                                            Frederick T. Kelsey

                                            /s/ Edward J. Condon
                                            ------------------------------------
                                            Edward J. Condon

                                            /s/ John W. English
                                            ------------------------------------
                                            John W. English

                                            /s/ Richard P. Strubel
                                            ------------------------------------
                                            Richard P. Strubel

STATE OF ILLINOIS    :                                  [SEAL]
                     :
COUNTY OF COOK       :

     Then personally appeared the above mentioned Trustees and acknowledged this instrument to be their free act and deed this 11th day of July, 1995.

                                            /s/ Nancy James
                                            ------------------------------------
                                            Notary Public

                                            My Commission Expires: 11-21-96

                               THE BENCHMARK FUNDS

                              OFFICER'S CERTIFICATE

     The undersigned, John W. Mosior, the duly elected, appointed and serving Vice President of The Benchmark Funds, hereby certifies that Amendment No.14 to the Agreement and Declaration of Trust dated July 15, 1982 of The Benchmark Funds, as previously amended, a copy of which is attached hereto, has been duly adopted by the Board of Trustees of said entity and said Amendment No. 14 is effective as of the date hereof.

     Dated this 11th day of July, 1995.

                                            /s/ John W. Mosior
                                            ------------------------------------
                                            John W. Mosior
                                            Vice President of the Trust

STATE OF ILLINOIS    :
                                      [SEAL]
COUNTY OF COOK       :

     The personally appeared the above-named John W. Mosior and acknowledged this instrument to be his free act and deed this 11th day of July, 1995.

                                            /s/ Nancy James
                                            ------------------------------------
                                            Notary Public

                                            My Commission expires: 11-21-96